LCAM TOTAL RETURN FUND (LOOPX)

LCAM Total Return Fund (LOOPX) Summary Prospectus November 10, 2025

Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.loopcapital.com. You can also get this information at no cost by calling 1-833-974-5846. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated November 10, 2025.

Investment Objective

The LCAM Total Return Fund (the “Fund”) seeks income and capital appreciation as its investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution Fees	0.00%
Other Expenses[1]	0.64%
Acquired Fund Fees and Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.89%
1	Other Expenses are estimated for the Fund’s initial fiscal year.
2	Acquired Fund Fees and Expenses (“AFFE”), which are estimated for the Fund’s initial fiscal year, are the indirect costs of fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Expense Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the Fund’s operating expenses remain the same. The example reflects the net operating expenses with the fee waiver/expense reimbursement through the current term of the operating expense limitation agreement, which is November 10, 2026. Although your actual costs may be different, based on these assumptions, your costs would be:

1 Year	3 Years
$ 91	$ 284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

LCAM TOTAL RETURN FUND • 1001 Brickell Bay Drive, Suite 2100 •Miami, FL 33131 PAGE 1 OF 4

Summary Prospectus November 10, 2025

Principal Investment Strategies

The Fund aims to achieve its objective by investing in a diversified portfolio of fixed income securities across a range of sectors and credit qualities. The fixed-income securities in which the Fund may invest include U.S. government and agency securities, corporate bonds, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), floating rate securities, inflation-linked securities, private label securitized bonds, other types of fixed-income instruments, and securities of global issuers of comparable attributes in the judgement of the Adviser. The Fund may invest without restriction as to issuer capitalization, country, credit quality or maturity; however, most of the securities held by the Fund will be issued by U.S. companies and the U.S. government and its agencies. The Fund may also invest in interest rate derivatives (e.g., futures, forwards, swaps, and options) and credit derivatives (e.g., credit default swaps and options) for reasons such as hedging against interest rate risk, managing the Fund’s duration, or adjusting exposure to sectors and securities with different maturities.

In selecting securities for the Fund, the adviser uses a combination of top-down and bottom-up analyses.

First, the adviser employs a top-down macroeconomic analysis to identify major global investment themes that it believes will have an impact on the fixed-income markets. Such themes include monetary and fiscal policy, demographics, economic output, employment data, and geopolitical developments, and inform the adviser’s expectations for yield curve shifts, interest rates, risk appetite, and cross-sector relative valuations. The adviser optimizes the positioning of the portfolio based on the specific durations, credit qualities, term structures, and sectors it believes will benefit from the global investment themes.

Once the optimal positioning of the portfolio is identified, the adviser uses a “bottom-up” research process to identify suitable investments for the Fund. Specifically, the adviser uses its proprietary research process to evaluate characteristics of issuers and securities such as credit risk, liquidity, yield metrics, duration, interest rate sensitivity, and other fundamental characteristics. This process results in a portfolio constructed following a relative value discipline, by which the adviser constructs a portfolio that captures attractive yields, reduces the costs of credit downgrades and defaults, and mitigates other risks. The adviser may sell securities when it believes a different investment presents a more attractive risk return opportunity, or market conditions have changed.

Although the Fund aims to be fully invested, a portion of the Fund’s portfolio may be allocated to money market instruments, including cash, cash equivalents, certificates of deposit, bankers’ acceptances, commercial paper, and repurchase agreements. By doing so, the Fund may be able to meet shareholder redemptions without selling holdings and realizing gains and losses. The Fund may have difficulty meeting its investment objective if holding a significant cash position.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Active Management Risk. The strategy used by the Adviser may fail to produce the intended results or the Adviser’s judgments about an investment may prove to be incorrect, which could adversely impact the Fund’s performance.
•	MBS, ABS, and CMBS Risk. MBS, ABS, and CMBS represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. MBS, ABS, and CMBS are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS.
•	Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Fixed income securities also involve other risks such as credit risk, duration risk, extension risk, and prepayment risk.
•	Below Investment Grade Securities Risk. The Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). High yield bonds are considered to be speculative in nature with respect to an issuer’s ability to pay interest and principal. These bonds have a greater degree of default risk than higher-rated bonds.

LCAM TOTAL RETURN FUND • 1001 Brickell Bay Drive, Suite 2100 •Miami, FL 33131 PAGE 2 OF 4

Summary Prospectus November 10, 2025

•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Additional risks related swaps, credit default swaps, forward and futures, and options are discussed in the statutory prospectus risk disclosures.
•	Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
•	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S companies.
•	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.
•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.
•	New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•	Portfolio Turnover Risk. A high portfolio turnover rate may result in higher costs, which may have a negative impact on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
•	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

LCAM TOTAL RETURN FUND • 1001 Brickell Bay Drive, Suite 2100 •Miami, FL 33131 PAGE 3 OF 4

Summary Prospectus November 10, 2025

Performance

Performance information will be available after the Fund completes a full calendar year of operations.

Portfolio Management

Investment Adviser
Loop Capital Asset Management - TCH, LLC (the “Adviser” or “LCAM”)

Portfolio Managers – The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund (since the commencement of operations):

•	Scott Kimball, CFA – Managing Director and Chief Investment Officer of the Adviser
•	Frank Reda, CMT – Managing Director of the Adviser
•	Timothy Alt, CFA, CMT – Managing Director of the Adviser
•	Ronald Salinas, CFA – Senior Vice President of the Adviser
•	Maria Egee – Senior Vice President of the Adviser

Purchase and Sale of Fund Shares

Minimum Additional Investment	To Place Buy or Sale Orders
$1,000,000	By Mail: LCAM Total Return Fund
c/o: Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Minimum Additional Investment
$0	By Phone: 1-833-974-5846

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

LCAM TOTAL RETURN FUND • 1001 Brickell Bay Drive, Suite 2100 •Miami, FL 33131 PAGE 4 OF 4